UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

MSG NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34434	27-0624498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Pennsylvania Plaza, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 465-6400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 4, 2020, MSG Networks Inc. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement and related supplement for the 2020 Annual Meeting of Stockholders each filed with the Securities and Exchange Commission on October 21, 2020 and November 24, 2020, respectively. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the four directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Joseph M. Cohen	36,629,128	431,936	3,633,881
Joseph J. Lhota	35,326,295	1,734,769	3,633,881
Joel M. Litvin	35,488,129	1,572,935	3,633,881
John L. Sykes	35,464,080	1,596,984	3,633,881

The Company’s Class B stockholders elected the ten directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	135,885,550	0	0
Aidan J. Dolan	135,885,550	0	0
Charles F. Dolan	135,885,550	0	0
Kristin A. Dolan	135,885,550	0	0
Paul J. Dolan	135,885,550	0	0
Thomas C. Dolan	135,885,550	0	0
William J. Bell	135,885,550	0	0
Stephen C. Mills	135,885,550	0	0
Hank J. Ratner	135,885,550	0	0
Brian G. Sweeney	135,885,550	0	0

2.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2021 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
176,442,861	130,547	7,087	0

3.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
169,442,520	3,467,265	36,829	3,633,881

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG NETWORKS INC. (Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Secretary

Dated: December 4, 2020